     Exhibit 4.11

TURBOCHEF

TCF

TurboChef Technologies, Inc.

COMMON STOCK	COMMON STOCK
CUSIP 900006 20 6

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS IS TO CERTIFY THAT

SPECIMEN

Is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE OF
TurboChef Technologies, Inc.

transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Restated Certificate of Incorporation and Restated By-Laws of the Corporation and all amendments thereto to all of which the holder by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY	PRESIDENT

[TURBOCHEF TECHNOLOGIES, INC. 1993
CORPORATE
SEAL DELAWARE]

COUNTERSIGNED AND REGISTERED:
                MELLON INVESTOR SERVICES LLC
                            TRANSFER AGENT
                            AND REGISTRAR

BY

AUTHORIZED SIGNATURE

     IN THE EVENT THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS OF STOCK OR SERIES, THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES AUTHORIZED TO BE ISSUED, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT AND REGISTRAR.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—	____________Custodian___________
(Cust) (Minor)
under Uniform Gifts to Minors
Act______________
(State)

Additional abbreviations may also be used though not in the above list.

     For value received, ____________________________________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

____________________________________________________________________________________________________________________Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_________________________________________

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVING AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST,
STOLEN, MUTILATED OR DESTROYED, THE CORPORATION
WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION
TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.